                          [NETAMERICA.COM LETTERHEAD]



                                                               November 29, 1999



Dear NetAmerica.com Corporation Shareholder:

     You are cordially invited to attend NetAmerica.com Corporation's 1999 annual meeting of shareholders to be held on Thursday, December 16, 1999 at 10:00 a.m., Pacific time, at Two Embarcadero, Suite 200, San Francisco, California 94111.

     An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. In addition to the matters to be voted on, there will be a report on our progress and an opportunity for shareholders to ask questions.

     I hope you will be able to join us. To ensure your representation at the meeting, I encourage you to complete, sign, and return the enclosed proxy card as soon as possible. Your vote is very important. Whether you own a few or many shares of stock, it is important that your shares be represented.


                                            Sincerely,


                                            /s/ DOUGLAS COLE
                                            --------------------
                                            Douglas Cole
                                            Chairman and
                                            Chief Executive Officer

                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement            [ ] Confidential, For Use of
                                                    the Commission Only (as
                                                    permitted by Rule
                                                    14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           NETAMERICA.COM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:


--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                           NETAMERICA.COM CORPORATION

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                DECEMBER 16, 1999

TO THE SHAREHOLDERS:

        The annual meeting of shareholders of NetAmerica.com Corporation will be held on Thursday, December 16, 1999 at 10:00 a.m., Pacific time, at Two Embarcadero, Suite 200, San Francisco, California 94111. At the meeting, you will be asked:

        1. To elect five directors to serve until the 2000 annual meeting of shareholders;

        2. To approve the adoption of the 1999 Stock Option Plan;

        3. To ratify the appointment of Crouch, Bierwolf & Chisholm as NetAmerica.com's independent auditors for the fiscal year ending December 31, 1999; and

        4. To transact such other business as may properly be presented at the annual meeting.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice.

        If you were a shareholder of record at the close of business on November 22, 1999, you may vote at the annual meeting and any adjournment(s) thereof.

        We invite all shareholders to attend the meeting in person. If you attend the meeting, you may vote in person even if you previously signed and returned a proxy.

                                            FOR THE BOARD OF DIRECTORS



                                            Edward Mooney
                                            Executive Vice President and
                                            Secretary/Treasurer



San Francisco, California
November 29, 1999


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. TO ASSURE REPRESENTATION OF YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                           NETAMERICA.COM CORPORATION

                           TWO EMBARCADERO, SUITE 200
                         SAN FRANCISCO, CALIFORNIA 94111
                           --------------------------
                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

GENERAL

        NetAmerica.com Corporation, a Delaware corporation, is soliciting this proxy on behalf of its Board of Directors to be voted at the 1999 annual meeting of shareholders to be held on Thursday, December 16, 1999 at 10:00 a.m., Pacific time, or at any adjournment or postponement thereof. The annual meeting of shareholders will be held at Two Embarcadero, Suite 200, San Francisco, California 94111.

METHOD OF PROXY SOLICITATION

        These proxy solicitation materials were mailed on or about November 29, 1999 to all shareholders entitled to vote at the meeting. NetAmerica.com will pay the cost of soliciting these proxies. These costs include the expenses of preparing and mailing proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials. Directors, officers, or employees of NetAmerica.com may also solicit proxies without additional compensation.

VOTING OF PROXIES

        Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:

      -   FOR the election of the board's nominees for director,

      -   FOR the adoption of the NetAmerica.com 1999 Stock Option Plan, and

      - FOR ratification of the appointment of Crouch, Bierwolf & Chisholm as NetAmerica.com's independent auditors for the fiscal year ending December 31, 1999.

        We do not know of any other business that may be presented at the annual meeting. If a proposal other than those listed in the notice is presented at the annual meeting, your signed proxy card gives authority to the persons named in the proxy to vote your shares on such matters in their discretion.

REQUIRED VOTE

        Record holders of shares of NetAmerica.com's common stock, par value $.0001 per share, at the close of business on November 22, 1999 may vote at the meeting. Each shareholder has one vote for each share of common stock the shareholder owns. At the close of business on November 22, 1999, there were 12,773,266 shares of common stock outstanding.

        The affirmative vote of a majority of a quorum of shareholders is required for approval of all items being submitted to the shareholders for their consideration. NetAmerica.com's bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, constitute a quorum for transaction of business. An automated system administered by NetAmerica.com's transfer agent tabulates the votes. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. Each is tabulated separately. Abstentions are counted as voted and broker non-votes are counted as unvoted for determining the approval of any matter submitted to the shareholders for a vote. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

REVOCABILITY OF PROXIES

        You may revoke your proxy by giving written notice to the Secretary of NetAmerica.com, by delivering a later proxy, or by attending the meeting and voting in person.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

        The Board of Directors has nominated five directors for election at the 1999 annual meeting. If you elect them, they will hold office until the next annual meeting, until their respective successors are duly elected and qualified, or until they retire. Cumulative voting is not permitted. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees. In the event a nominee is unable to serve, your proxy may vote for another person nominated by the board to fill that vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable. All directors have served continuously since first elected as a director.

VOTE REQUIRED

        The affirmative vote of a majority of a quorum of shareholders is required to elect a director.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                                    DIRECTORS

        Set forth below is the principal occupation of, and certain other information regarding, the director nominees.

DOUGLAS D. COLE,

        Chairman, Chief Executive Officer, President and Principal Accounting Officer since April 1999 and Director of NetAmerica.com since August 1998. Mr. Cole is also a director of two of our subsidiaries, RateXchange, Inc. and PolarCap, Inc. He has served as the CEO of PolarCap, Inc. since inception. For the past twenty years Mr. Cole has worked in the information technology industry, with focus on sales and marketing. He has successfully completed numerous acquisitions and strategic partnerships with various companies. He is a current member of the Board of Directors of:

- Intelliquis International, Inc., a publicly-held company in software wholesale, and

- RedFish Telemetrix, a privately-held Irvine, California company engaged in the business of long distance optimization hardware.

        Mr. Cole is a former board member of VR1, a privately-held Boulder, Colorado company engaged in the business of Internet multi-player games. From 1995 to 1996 Mr. Cole served as President and CEO of Starpress, Inc. after Great Bear Technology Company, a publicly held California company, acquired it. He served as President and CEO of Great Bear from 1993 through 1996. From 1985 through 1991 he served as President, CEO and Executive Vice President of Insight Development Corporation, a company engage in the business of network printing utilities for Hewlett Packard. From 1977 through 1985 he served as Vice President of Sales and Marketing of The David Jamison Carlyle Corporation. Mr. Cole graduated from the University of California, Berkeley, in 1978 with a Bachelor of Arts degree in Social Science. Age: 44.

JOHN DIXON,

        Director of NetAmerica.com since September 1999. For the last five years, Mr. Dixon has been heavily involved in the technology freight and operations business. Mr. Dixon has spent his entire career managing multi dynamic high-tech operations. Since January 1, 1997, Mr. Dixon has been employed by ATI Freight, a major freight fulfillment company. Prior to 1997, Mr. Dixon worked with Systems Airfreight. Mr. Dixon graduated from the University of California, Berkeley in 1977. Age: 45.

DOUGLAS GLEN,

        Director of NetAmerica.com since April 1999. Since 1994, Mr. Glen has been the Senior Vice President and Chief Strategy Officer at Mattel, Inc. At Mattel, Mr. Glen is responsible for the overall long-term planning process, new business initiatives in the technology arena and strategic acquisitions. Earlier in his career at Mattel, Mr. Glen was President of Mattel Media. Prior to joining Mattel, Mr. Glen was Group Vice President of Strategic Planning and Business Development at Sega of America. Before that, he was General Manager of LucasArts Entertainment. Prior to joining Sega, Mr. Glen spent twelve years in advertising, during which time he founded an agency, sold it to D'Arcy Masius Benton & Bowles, and directed D'Arcy Masius Benton & Bowles' consumer technology business for five years. Mr. Glen is a current member of the Board of Directors of:

- Fulcrum International, Inc., a privately held Delaware corporation, and

- VR1, a privately-held Boulder, Colorado company engaged in the business of Internet multi-player games.

        Mr. Glen holds business degrees from MIT and Somerset University (UK).
Age: 52.

EDWARD P. MOONEY,

        Executive Vice President, Secretary and Treasurer of NetAmerica.com since April 1999 and Director since December 1998. Mr. Mooney is also a Director and Secretary of RateXchange, Inc. Since September 1993, Mr. Mooney has served as Associate Director for Maroon Bells Capital Partners, Inc., where he has specialized in strategic planning, corporate valuations, corporate governance and financial analysis. Mr. Mooney served as President and Chief Executive Officer of WorldPort Communications, Inc., an international telecommunications company, from October 1996 until April 1997, and as Director of WorldPort from October 1996 until June 1998. From October 1998 until March 1999, Mr. Mooney assisted in various corporate and business development functions for WorldPort. From 1989 until 1992, Mr. Mooney served as Director of Research for American Business Ventures, Inc., a business development and management consulting firm that served publicly traded and privately-held companies. From 1984 until 1989, Mr. Mooney was a research assistant for A.B. Laffer Associates, an economic research and consulting firm. Mr. Mooney has also served as a consultant, member of the board of directors, and manager for various publicly held and privately held companies in the telecommunications, retailing, and transportation industries. Mr. Mooney holds a Bachelor of Arts degree in Geography from San Francisco State University and a Master of Arts degree in Education from California State University, Long Beach. Age: 40.

DONALD H. SLEDGE,

        Director of NetAmerica.com since September 1999. Mr. Sledge is also the Chairman of the Board and Chief Executive Office of RateXchange, Inc. Previously, he served as Vice Chairman and Chief Executive Officer of TeleHub Communications Corporation, a next generation ATM-based telecommunications company. From 1994 to 1995, Mr. Sledge was President and Chief Operating Officer of WCT, a $160 million long-distance telephone company which was one of Fortune Magazine's 25 fastest growing public companies before it was acquired by Frontier Corporation. Mr. Sledge has also served as:

- the head of operations for New T&T, a Hong Kong based start-up company competing with Hong Kong Telephone,

- the Chairman and Chief Executive Officer of New Zealand Telecom International,

- a member of the executive board of TCNZ, where he led privatization and public offerings,

- the managing director of New Zealand's largest operating telephone company, Telecom Auckland Ltd., and

- the President and Chief Executive Officer of Pacific Telesis International.

        One of the subsidiaries of TeleHub Communications, TeleHub Network Services, filed for bankruptcy several months after Mr. Sledge resigned from TeleHub. Mr. Sledge holds a Master of Business Administration degree and a Bachelors of Arts degree in Industrial Management from Texas Technological University. Age: 59.

BOARD MEETINGS AND COMMITTEES

        In fiscal year 1998 the Board of Directors held one board meeting, with each member of the board in attendance. The board also executed various resolutions and written actions in lieu of meeting. The board has recently established a Compensation Committee and an Audit Committee. The members of the Compensation Committee are Douglas Cole, John Dixon and Douglas Glen. The members of the Audit Committee are John Dixon, Edward Mooney and Douglas Cole.

        The Compensation Committee reviews compensation and benefits for NetAmerica.com's executives. If the 1999 Stock Option Plan is adopted, the Compensation Committee will also administer the grant of stock options. Pursuant to delegated authority from the Board of Directors, Mr. Cole, as Chief Executive Officer, determines all salaries except for NetAmerica.com's corporate officers. The Compensation Committee was established in 1999 and did not hold any meetings in 1998.

        The principal functions of the Audit Committee are to recommend engagement of our independent auditors, to consult with our auditors concerning the scope of the audit and to review with them the results of their examination, to approve the services performed by the independent auditors, to review and approve any material accounting policy changes affecting our operating results and to review our financial control procedures and personnel. The Audit Committee was established in 1999 and did not hold any meetings in 1998.

COMPENSATION OF DIRECTORS

        Directors employed by NetAmerica.com do not receive any separate compensation for services performed as a director. NetAmerica.com's non-employee directors receive $100 for each board meeting attended, plus out-of-pocket expenses. There is no separate compensation for committee meeting attendance. We are currently evaluating a compensation plan for existing and future directors, which could include stock options.

                                  PROPOSAL TWO
                           NETAMERICA.COM CORPORATION
                             1999 STOCK OPTION PLAN

        The Board of Directors of NetAmerica.com has approved and recommends that the shareholders approve, the adoption of the NetAmerica.com Corporation 1999 Stock Option Plan for employees, officers and directors of, and consultants and independent contractors to, the Company and any subsidiary.

        The board believes that the issuance of stock options under the 1999 Plan is an essential element of NetAmerica.com's compensation package that it uses to attract and retain employees in the highly competitive Internet and e-commerce industries. The 1999 Plan utilizes vesting periods to encourage key employees to continue in the employ of the Company and thereby acts as a retention device for those employees as well as encourages them to maintain a long-term perspective. Furthermore, such options promote the success and enhance the value of NetAmerica.com by linking the personal interests of its employees, officers, directors, consultants, and advisors to those of its shareholders and by providing such individuals with an incentive to work to maximize shareholder value.

        The plan, if approved by shareholders, will have an effective date of December 30, 1998. In 1998, we issued to Edward Mooney and Douglas Cole 100,000 options each to purchase our common stock at a price of $1.60 per share. These options were issued under the plan and are subject to shareholder approval. An aggregate of 3,000,000 shares of our common stock will be available for grant under the plan. We intend to register all of the shares available under the plan on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving shareholder approval.

        The plan is described in more detail under the heading "NetAmerica.com Corporation 1999 Stock Option Plan," beginning on page 13 of this Proxy Statement and is qualified in its entirety by reference to the 1999 Plan.

VOTE REQUIRED

        The affirmative vote of a majority of a quorum of shareholders is required for the adoption of the NetAmerica.com Corporation 1999 Stock Option Plan.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                 PROPOSAL THREE
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

        The Board of Directors has selected Crouch, Bierwolf & Chisholm, independent certified public accountants, as the accounting firm to audit the accounts and to report on the financial statements of NetAmerica.com for the fiscal year ending December 31, 1999. The board recommends that the shareholders vote for ratification of such selection. Shareholder ratification of the selection of Crouch, Bierwolf & Chisholm as NetAmerica.com's independent auditors is not required by our bylaws or otherwise. However, the board is submitting the selection of Crouch, Bierwolf & Chisholm for shareholder ratification as a matter of good corporate practice. Crouch, Bierwolf & Chisholm has audited our financial statements since 1997. Notwithstanding the selection, the board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the board feels that such a change would be in the best interests of NetAmerica.com and its shareholders.

        Neither Crouch, Bierwolf & Chisholm, nor any of its members has any financial interest, direct or indirect, in NetAmerica.com, nor has Crouch, Bierwolf & Chisholm, nor any of its members ever been connected with NetAmerica.com as promoter, underwriter, voting trustee, director, officer, or employee. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of Crouch, Bierwolf & Chisholm are not expected to attend the meeting.

VOTE REQUIRED

        The affirmative vote of a majority of a quorum of shareholders is required for the ratification of the appointment of Crouch, Bierwolf & Chisholm.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROUCH, BIERWOLF & CHISHOLM AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                OTHER INFORMATION

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of our common stock as of November 22, 1999, (i) by each person who is known by us to own beneficially more than five percent of our common stock, (ii) by each of our directors, (iii) by each of our executive officers including those who served as chief executive officer during the fiscal year ended December 31, 1998 and (iv) by all directors and executive officers as a group.

                                                                              Shares Beneficially Owned
      Directors, Officers and                                                --------------------------
      Principal Shareholders                                                   Number       Percent (1)
      -----------------------                                                ---------      -----------
PRINCIPAL SHAREHOLDERS

Maroon Bells Capital Partners, Inc.(2)                                       1,853,500        14.51%
450 Sansome Street, Suite 1550, San Francisco, CA  94111

Malcom E. Rogers(3)                                                            743,000         5.77%
1239 Shendoah Drive, Seattle, WA  98112

Theodore Swindells(4)                                                        1,853,500        14.51%
450 Sansome Street, Suite 1550, San Francisco, CA  94111

Hornblower Capital Partners, Inc.(5)                                         1,012,500         7.93%
14 East 60th Street, Suite 701, New York, NY  10022

John Steinmetz(6)                                                            1,012,500         7.93%
14 East 60th Street, Suite 701, New York, NY  10022

DIRECTORS AND OFFICERS

      John Dixon(7) ................................................           100,000            *
      Douglas Cole(8) ..............................................           768,151         5.97%
      William Fritts(9) ............................................               -0-            *
      Douglas Glen(10) .............................................           178,000            *
      Gregory Martin(11) ...........................................            50,000            *
      Edward Mooney(12) ............................................           500,000         3.88%
      Donald Sledge(7) .............................................           100,000            *

All directors and executive officers as a group - 7 persons(13) ....         1,696,151        12.71%


 *   Less than one percent.

(1) Applicable percentage ownership is based on 12,773,266 shares of common stock outstanding as of November 22, 1999. Pursuant to the rules of the Securities and Exchange Commission, shares shown as "beneficially" owned include (a) shares subject to options or warrants currently exercisable or which will be exercisable within 60 days of the record date, (b) shares attainable through conversion of other securities, (c) shares held by unincorporated entities and in trusts and estates over which an individual holds at least shared voting or investment powers and (d) shares held in trusts and estates of which at least 10 percent of the beneficial interest of such trust is attributable to specified persons in the immediate family of the individual(s) involved. This information is not necessarily indicative of beneficial ownership for any other purpose. Our directors and executive officers have sole voting and investment power over the shares of common stock held in their names, except as noted in the following footnotes.

(2) Includes 1,353,500 shares of common stock beneficially held by Theodore Swindells (which includes 250,000 shares owned by Mr. Swindells's family members). Mr. Swindells is a principal of Maroon Bells Capital Partners, Inc. (MBCP). MBCP disclaims beneficial ownership of these shares.

(3) Includes currently exercisable options to purchase 50,000 shares of common stock at $.33 per share and 50,000 shares of common stock at $1.06 per share. Mr. Rogers also holds options to purchase 50,000 shares at $2.75 per share, which are not currently exercisable.

(4) Includes 500,000 shares of common stock held by MBCP. Mr. Swindells may be deemed to be the beneficial owner of the shares held by MBCP. Also includes 250,000 shares of common stock held by Mr. Swindells's family.

(5) Includes 487,500 shares of common stock held by John Steinmetz. Hornblower Capital Partners, Inc. disclaims beneficial ownership of these shares.

(6) Includes 525,000 shares of common stock held by Hornblower Capital Partners, Inc. Mr. Steinmetz may be deemed beneficial owner of these shares.

(7) Includes currently exercisable options to purchase 100,000 shares of common stock at $2.75 per share.

(8) Includes 35,500 shares held by members of Mr. Cole's family. Includes currently exercisable options to purchase 100,000 shares of common stock at $1.60 per share.

(9)  Mr. Fritts resigned as officer and director in December 1998.

(10) Includes currently exercisable options to purchase 175,000 shares of common stock at $1.60 per share.

(11) Mr. Martin resigned as officer and director in December 1998.

(12) Includes currently exercisable options to purchase 100,000 shares of common stock at $1.60 per share.

(13) The total for directors and officers as a group includes 1,121,151 shares of common stock and 575,000 shares subject to outstanding stock options that are currently exercisable or will be exercisable on or before January 22, 2000. All options are issued under the 1999 Stock Option Plan and are subject to shareholder approval.

                             EXECUTIVE COMPENSATION

        The following table sets forth information regarding the compensation paid for services rendered during the last three completed fiscal years to the Chief Executive Officer and the executive officers of NetAmerica.com whose annual salary, bonus and other compensation exceeded $100,000 in 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term Compensation
                                                                                    ---------------------------------
                                                      Annual Compensation                   Awards            Payouts
                                                -------------------------------     ----------------------    -------
                                                                         Other      Restricted                           All Other
              Name and                                                  Compen-       Stock       Options/     LTIP       Compen-
       Principal Position             Year      Salary       Bonus      sation       Award(s)       SARs      Payouts     sation
-------------------------------       ----      -------      -----      -------     ----------    --------    -------    ---------
William Fritts(1)                     1998      $15,000       $--          --           --          --           --            --
       President and                  1997           --        --          --           --          --           --            --
       Chief Executive Officer        1996           --        --          --           --          --           --            --

Gregory Martin(2)                     1998      $25,000       $--          --           --          --           --       $25,000
       President and                  1997           --        --          --           --          --           --            --
       Chief Executive Officer        1996           --        --          --           --          --           --            --

Douglas Cole(3)                       1998      $    --                    --           --          --           --            --
       Chairman and                   1997           --        --          --           --          --           --            --
       Chief Executive Officer        1996           --        --          --           --          --           --            --

Edward Mooney(4)                      1998      $    --        --          --           --          --           --            --
       Executive Vice President       1997           --        --          --           --          --           --            --
       Secretary & Treasurer          1996           --        --          --           --          --           --            --

Donald Sledge(5)                      1998      $    --        --          --           --          --           --            --
       Chief Executive Officer        1997           --        --          --           --          --           --            --
       of RateXchange, Inc.           1996           --        --          --           --          --           --            --

--------------

(1) Mr. Fritts resigned as officer and director in December 1998.

(2) Mr. Martin resigned as officer and director in December 1998. We agreed to pay Mr. Martin approximately $25,000 and to issue to Mr. Martin 50,000 shares of our common stock as severance pay.

(3) Mr. Cole was hired as an officer on April 1, 1999. Mr. Cole's annual salary is $168,000 plus a bonus, pursuant to his employment agreement.

(4) Mr. Mooney was hired as an officer on April 1, 1999. Mr. Mooney's annual salary is $120,000 plus a bonus, pursuant to his employment agreement.

(5) Mr. Sledge was hired on September 15, 1999 as one of our directors and as the Chairman and CEO of RateXchange, Inc., one of our subsidiaries. Mr. Sledge's annual salary at RateXchange is $300,000 plus a bonus, pursuant to his employment agreement.

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information regarding options granted during fiscal year 1998 to the named executive officers. No stock appreciation rights ("SARs") were granted in 1998.

                                       Individual Grants
                    ------------------------------------------------------
                                   % of Total     Exercise
                     Number of       Options       or Base
                      Options      Granted to       Price       Expiration
     Name             Granted      Employees      Per Share        Date
--------------      ----------     ----------     ---------     ----------
William Fritts          -0-            0%              --              --

Gregory Martin          -0-            0%              --              --

Douglas Cole        100,000(1)        50%           $1.60        12/18/03

Edward Mooney       100,000(1)        50%           $1.60        12/18/03

Donald Sledge           -0-            0%              --              --

(1) These options were granted under the 1999 Stock Option Plan and are subject to shareholder approval.

                           NETAMERICA.COM CORPORATION
                             1999 STOCK OPTION PLAN

        The Board of Directors has approved and recommends that the shareholders approve, the adoption of the NetAmerica.com Corporation 1999 Stock Option Plan for employees, officers and directors of, and consultants and independent contractors to, NetAmerica.com and any subsidiary. The plan authorizes grants of Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). The plan was established to provide a simplified mechanism for the granting of stock options to eligible individuals.

        The board believes that the issuance of stock options under the plan is beneficial to NetAmerica.com as a means to promote the success and enhance the value of NetAmerica.com Corporation by linking the personal interests of its employees, officers, directors, consultants and independent contractors to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide NetAmerica.com flexibility in its ability to attract and retain the services of individuals upon whose judgment, interest and special effort the successful conduct of NetAmerica.com's operation is largely dependent. The following summary is qualified by reference to the 1999 Stock Option Plan, a copy of which is attached hereto as Appendix A.

ADMINISTRATION

        The plan is administered by either the board or a committee appointed by the board. If the board does not appoint a committee, any reference herein to the committee shall be to the board. The committee will have the exclusive authority to administer the plan, including the price and timing of options.

ELIGIBILITY

        Persons eligible to participate in the plan include all employees, officers and directors of, and consultants and independent contractors to, NetAmerica.com and its subsidiaries, as determined by the committee.

TERMINATION PROVISION

        The plan provides that in the event an individual ceases to be employed by NetAmerica.com or its subsidiaries for any reason, each option which is exercisable on the individual's termination date must be exercised within twelve months after the termination date or such shorter period as provided by the option grant. To the extent any ISOs are not exercised within three months after an individual's termination date, they will be treated as NQSOs.

LIMITATION ON OPTIONS AND SHARES AVAILABLE

        An aggregate of 3,000,000 shares of NetAmerica.com's common stock are available for grant under the plan. The maximum number of shares of stock that may be subject to one or more options to a single participant under the plan during any fiscal year is 500,000.

DESCRIPTION OF THE AVAILABLE OPTIONS

INCENTIVE STOCK OPTIONS

        An ISO is a stock option that satisfies the requirements specified in Internal Revenue Code Section 422. Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

        An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the stock is either transferable or is not subject to a substantial risk of forfeiture under Section 83 of the Code.

        If stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as capital gain or loss. If such stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price, or the selling price of the stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

        In the event an optionee exercises an ISO using stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

        NetAmerica.com will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the stock received, except that in the event of a disqualifying disposition, NetAmerica.com will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

NONQUALIFIED STOCK OPTIONS

        An NQSO is any stock option other than an incentive stock option. Such options are referred to as "nonqualified" because they do not meet the requirements of and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

        No taxable income will be realized by an optionee upon the grant of an NQSO, nor is NetAmerica.com entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price and NetAmerica.com will be entitled to a corresponding tax deduction.

        Upon a subsequent sale or other disposition of stock acquired through exercise of an NQSO, the optionee will realize capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to NetAmerica.com.

RECENT TAX CHANGES

        Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any covered employee in any taxable year. Performance-based compensation is outside the scope of the $1 million limitation and, hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by shareholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant. All options granted under the plan that are intended to qualify as performance-based compensation will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

AMENDMENT AND TERMINATION

        The committee, subject to approval of the board, may terminate, amend, or modify the plan at any time; provided, however, that shareholder approval is required for any amendment that would:

        - impair the rights of any optionee under any option previously granted,

        - increase the total number of shares reserved under the plan,

        - extend the duration of the plan,

        - extend the period during and over which options may be exercised under the plan, or

        - change the class of eligible persons under the plan.

Shareholder approval is also required to the extent necessary or desirable to comply with any applicable law, regulation, or stock exchange rule.

ASSUMPTION OF OPTIONS BY SUCCESSORS

        In the event of (a) a merger or consolidation as a result of which the holders of voting securities of the Company prior to the transaction hold shares representing less than 51% of the voting securities of the Company after giving effect to the transaction (other than a merger or consolidation with a wholly-owned subsidiary or where there is no substantial change in the shareholders of the corporation and the options granted under this plan are assumed by the successor corporation), or (b) the sale of all or substantially all of the assets of the Company, any or all outstanding options shall be assumed by the successor corporation, which assumption shall be binding on all optionees, an equivalent option shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to optionees as was provided to shareholders (after taking into account the existing provisions of the optionees' options such as the exercise price and the vesting schedule), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the optionee.

        In the event such successor corporation, if any, refuses to assume or substitute, as provided above, or in the event of a dissolution or liquidation of the Company, the options shall, notwithstanding any contrary terms in the grant, expire on a date specified in a written notice given by the Committee to the optionees specifying the terms and conditions of such termination (which date shall be at least twenty (20) days after the date the Committee gives the written notice).

                              EMPLOYMENT AGREEMENTS

        We entered into separate employment agreements with Edward Mooney and Douglas Cole dated April 1, 1999. Mr. Mooney's employment agreement provides for an annual base salary of $120,000. Mr. Cole's employment agreement provides for an annual base salary of $168,000. Both employment agreements also provide for options to purchase 100,000 shares of NetAmerica.com's common stock at $1.60 per share, bonuses in certain circumstances, and reimbursement of expenses. The employment agreements further provide that we may terminate Mr. Mooney's or Mr. Cole's employment for cause or at the time of the employee's death without any further obligations. We may also terminate either Mr. Mooney's or Mr. Cole's employment without cause upon six months written notice.

        Through our subsidiary RateXchange, Inc., we entered into an employment agreement with Donald Sledge dated September 15, 1999. This agreement terminates on September 14, 2002. In the agreement, Mr. Sledge agreed to serve on the NetAmerica.com Board of Directors. Mr. Sledge's agreement provides for an annual base salary of $300,000, an annual incentive bonus of up to 50% of base salary, a stock purchase right to purchase up to 10% of RateXchange's common stock and an expense reimbursement together with other employee benefits. RateXchange may terminate Mr. Sledge's employment for cause or upon death or disability so long as RateXchange pays all compensation owed as of the date of such termination. RateXchange may also terminate Mr. Sledge's employment without cause if RateXchange pays (1) severance pay equal to one year's annual salary, and (2) a bonus payment of $150,000.

                         CHANGE OF CONTROL TRANSACTIONS

        The following changes of control have occurred since the beginning of our last fiscal year:

        In August 1998, we issued 1,000,000 shares of our common stock to former officers and consultants in consideration for services rendered. Each of the officers and consultants currently holds less than 5% of our outstanding common stock.

        On September 30, 1998, we purchased all of the outstanding stock of PolarCap, Inc. from the shareholders of PolarCap for 2,400,000 shares of our common stock. The former shareholders of PolarCap now collectively hold 18.79% of our outstanding common stock.

        From September through December 1998, we issued 1,399,773 shares of our common stock to bridge note holders for the conversion of $473,762 of debt and interest. These bridge note holders now collectively beneficially hold 19.44% of our outstanding common stock.

        In October 1998, we contracted to issue 666,574 shares of our common stock to Theodore Swindells, Douglas Cole and Nathan Drage in exchange for $66,657 in notes. These shareholders collectively beneficially own 24.36% of our outstanding common stock.

        In December 1998, we issued 1,050,000 shares of our common stock to Edward Mooney, Douglas Cole and John C. Lukrich in exchange for $300,000 in notes. These shareholders collectively beneficially own 13.34% of our outstanding common stock.

        From November 1998 to March 1999, we issued 1,817,813 shares of our common stock to various accredited investors for $1,745,000 and 2,557,500 shares of our common stock to various accredited investors for notes. The only such investors who presently own a substantial interest in our outstanding common stock are:

        - Malcom Rogers (5.77%),

        - Hornblower Capital Partners, Inc. (7.93%), and

        - John Steinmetz (7.93%).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Due to the closely held nature of the Company, it has engaged in certain transactions with its officers, directors, principal shareholder and affiliates. We believe that each of the transactions described below was entered into on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal shareholders and affiliates will be reviewed and passed upon by the Audit Committee of the Board of Directors.

        On August 12, 1998, we entered into a Secured Bridge Loan and Stock Purchase Agreement with Theodore Swindells and others under which we could borrow up to $1,000,000. Mr. Swindells is one of our significant shareholders. The notes accrued interest at 12% per annum and were convertible into our common stock. As of December 1998, the notes, including all principal and interest, were paid or converted into 1,399,773 shares of our common stock.

        On December 15, 1998, we entered into an advisory agreement with Maroon Bells Capital Partners, Inc. for 18 months with an automatic 12 month renewal. MBCP is one of our significant shareholders. Pursuant to the advisory agreement, MBCP provides certain advisory and business development services in exchange for a monthly advisory fee. In addition, MBCP will be paid a success fee upon the completion of certain merger and acquisition and business development activities on behalf of the Company. Edward Mooney may be deemed an affiliate of MBCP.

        On September 30, 1998, we acquired PolarCap, Inc., a California corporation, in exchange for approximately 2,400,000 shares of our common stock. Prior to the acquisition Douglas Cole was an officer and director of PolarCap and received 89,077 shares of our common stock as a result of the acquisition.

        In October 1998, we contracted with Theodore Swindells and Douglas Cole to issue 444,574 shares of our common stock in exchange for $44,457 in notes.

        On December 20, 1998, Douglas Cole executed a secured promissory note to us under which Mr. Cole purchased 250,000 shares of our common stock at a price of $0.50 per share. The note is secured by the common stock with an interest rate of six and one-half percent (6 1/2 %) A.P.R., with principal and interest due in two years on December 20, 2000.

        On December 20, 1998, Edward Mooney executed a secured promissory note to us under which Mr. Mooney purchased 400,000 shares of our common stock at an average price of $0.2188 per share. The note is secured by the common stock with an interest rate of six and one-half percent (6 1/2 %) A.P.R., with principal and interest due in two years on December 20, 2000.

                              SHAREHOLDER PROPOSALS

        If you wish to submit proposals to be included in NetAmerica.com's year 2000 proxy statement, we must receive them on or before Friday, December 21, 1999. Please address your proposals to Corporate Secretary, NetAmerica.com Corporation, Two Embarcadero, Suite 200, San Francisco, California 94111.

        If you wish to raise a matter before the shareholders at the year 2000 annual meeting, you must notify the Secretary in writing by not later than April 3, 2000. Please note that this requirement relates only to matters you wish to bring before your fellow shareholders at the annual meeting. It is separate from the SEC's requirements to have your proposal included in the proxy statement.

                             ADDITIONAL INFORMATION

        We have included with this proxy statement a copy of our annual report on Form 10-KSB dated December 31, 1998 and our Form 10-QSB dated September 30, 1999. Unless specifically indicated in this proxy statement, the Form 10-KSB and Form 10-QSB are not incorporated in the proxy statement and are not considered part of the soliciting material. We will provide without charge to each person solicited, upon oral or written request of any such person, an additional copy of our Form 10-KSB and/or Form 10-QSB, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. Direct any such correspondence to the Secretary of NetAmerica.com.

                                            NETAMERICA.COM CORPORATION

                                            Edward Mooney
                                            Executive Vice President and
                                            Secretary/Treasurer

                                   APPENDIX A
                           NETAMERICA.COM CORPORATION

                             1999 STOCK OPTION PLAN

        1. PURPOSE. This 1999 Stock Option Plan ("Plan")(1) is established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of NetAmerica.com Corporation, a Delaware corporation (the "Company"). Capitalized terms not previously defined herein are defined in Section 18 of this Plan.

        2. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the "Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(b) nonqualified stock options (also known as "nonstatutory stock options") ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of common stock of the Company ("Common Stock").

        3. NUMBER OF SHARES. The aggregate number of Shares that may be issued pursuant to Options granted under this Plan is Three Million (3,000,000), subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

        4. ELIGIBILITY.

                (a) General Rules of Eligibility. Options may be granted to employees, officers, directors, consultants, independent contractors and advisors (provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Committee (as defined in Section 14) in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under this Plan.

                (b) Company Assumption of Options. The Company may also, from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the Option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other company had applied the rules of this Plan to such grant.

        5. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

--------------
(1) Approved by the Company's Board of Directors on December 30, 1998.

                (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the "Grant") in substantially the form attached hereto as Exhibit A or such other form as shall be approved by the Committee.

                (b) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee and subject to applicable provisions of the Code. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however, that if, for any reason, including a unilateral decision by the Committee not to execute an agreement evidencing such option, a written Grant is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void (at the discretion of the Committee). No Option shall be exercisable until such Grant is executed by the Company and the Optionee.

                (c) Exercise Price. The exercise price of an NQSO shall be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any Option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholders") shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date the Option is granted.

                (d) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however, that each Option must become exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted; provided further, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further, that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Option is granted.

                (e) Limitations on Options. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). To the extent that the Fair Market Value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the amount in excess of $100,000 shall be treated as not being ISOs and shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment. The foregoing provisions of this Plan notwithstanding, no Optionee shall be granted Options under this Plan in any one fiscal year which in the aggregate shall permit the Optionee to purchase more than 500,000 shares of Common Stock. To the extent the Board of Directors of the Company (the "Board of Directors") determines that limitations such as the provisions of this Section 5(e) are no longer required to preserve the deductibility for the Company of option-related compensation under Section 162(m) of the Code, the Board of Directors may modify or eliminate the limitations contained in this Section 5(e).

                (f) Options Non-Transferable. Except as otherwise permitted by the Committee, options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee.

                (g) Assumed Options. In the event the Company assumes an option granted by another company in accordance with Section 4(b) above, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new Option rather than assuming an existing option (as specified in Section 4), such new Option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

                (h) Termination of Options. Except as otherwise provided in an Optionee's Grant, Options granted under the Plan shall terminate and may not be exercised if the Optionee ceases to be employed by, or provide services to, the Company or any Parent or Subsidiary of the Company (or, in the case of a NQSO, by or to any Affiliate of the Company). An Optionee shall be considered to be employed by the Company for all purposes under this Section 5(h) if the Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that the Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether an Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

                (i) Termination Generally. If an Optionee ceases to be employed by the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason, the Options which are then exercisable (and only to the extent exercisable) (the "Vested Options") by the Optionee on the Termination Date, may be exercised by the Optionee, but only within twelve (12) months after the Termination Date or such shorter period of time as provided in the Grant, but in no event less than thirty (30) days; provided that Options may not be exercised in any event after the expiration date of the Option. To the extent any ISOs are not exercised within three (3) months after an individual's termination date, they will be treated as NQSOs.

        6. EXERCISE OF OPTIONS.

                (a) Notices. Options may be exercised only by delivery to the Company of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                (b) Payment. Payment for the Shares may be made in cash (by check) or, where permitted by law any of the following methods approved by the Committee, or any combination thereof: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option; (iii) by waiver of compensation due or accrued to Optionee for services rendered; and/or (iv) by a broker-assisted cashless exercise.

                (c) Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the "Tax Date"). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                        (i) the election must be made on or prior to the applicable Tax Date;

                        (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

                        (iii) all elections shall be subject to the consent or disapproval of the Committee; and

                        (iv) if the Optionee is an officer or director of the Company or other person (in each case, an "Insider") whose transactions in the Company's Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and if the Company is subject to
Section 16(b) of the Exchange Act, the election must comply with Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3").

                (d) Limitations on Exercise. Notwithstanding anything else to the contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

        7. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at the higher of (i) the Optionee's original purchase price, or (ii) the Fair Market Value of such Shares.

        8. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee shall have the power to reduce the exercise price of outstanding options; provided, however, that the exercise price per share may not be reduced below the minimum exercise price that would be permitted under
Section 5(c) of this Plan for options granted on the date the action is taken to reduce the exercise price.

        9. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. The Company shall provide to each Optionee, regardless of the reports provided to shareholders in general, a copy of the annual financial statements of the Company within a reasonable time frame following the end of the fiscal year of the Company.

        10. NO OBLIGATION TO EMPLOY; NO RIGHT TO FUTURE GRANTS. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment or other relationship at any time, with or without cause, or (b) to have any Option(s) granted to such Optionee under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

        11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board of Directors or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded down to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

        12. ASSUMPTION OF OPTIONS BY SUCCESSORS.

                (a) In the event of (i) a merger or consolidation as a result of which the holders of voting securities of the Company prior to the transaction hold shares representing less than 51% of the voting securities of the Company after giving effect to the transaction (other than a merger or consolidation with a wholly-owned subsidiary or where there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees, an equivalent option shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Optionees' options such as the exercise price and the vesting schedule), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

                (b) In the event such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in subsection (a) above, or in the event of a dissolution or liquidation of the Company, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date specified in a written notice given by the Committee to the Optionees specifying the terms and conditions of such termination (which date shall be at least twenty (20) days after the date the Committee gives the written notice).

        13. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of Directors. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board of Directors.

        14. ADMINISTRATION. This Plan may be administered by the Board of Directors or a Committee appointed by the Board of Directors (the "Committee"). At all times during which the Company is registered under the Exchange Act, the Committee shall be comprised solely of two or more Non-Employee Directors. As used in this Plan, references to the "Committee" shall mean either such Committee or the Board of Directors if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan, any related agreements, or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

        15. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time on or prior to the tenth anniversary of the date of approval of this Plan by the Board of Directors or the stockholders of the Company pursuant to
Section 13 of this Plan.

        16. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors or Committee may, at any time, amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his or her consent, or which, without the approval of the stockholders of the Company would:

                (a) except as provided in Section 11 of the Plan, increase the total number of Shares reserved for the purposes of the Plan;

                (b) extend the duration of the Plan;

                (c) extend the period during and over which Options may be exercised under the Plan; or

                (d) change the class of persons eligible to receive Options granted hereunder (except as may be required to comport with changes in the Code, Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or regulations promulgated thereunder).

Without limiting the foregoing, the Board of Directors or Committee may at any time or from time to time authorize the Company, with the consent of the respective Optionees, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options.

        17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

                (a) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (b) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (c) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                (d) "Non-Employee Directors" shall have the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under
Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

                (e) "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or is a Nasdaq National Market security, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination.

        18. APPLICABLE LAW AND REGULATIONS. The obligations of the Company under this Plan are subject to the approval of state and federal authorities or agencies with jurisdiction over the subject matter hereof. The Company shall not be obligated to issue or deliver shares under this Plan if such issuance or delivery would violate applicable state or federal securities laws.

                                    EXHIBIT A

                               STOCK OPTION GRANT

Optionee:

Address:

Total Shares Subject to Option:

Exercise Price Per Share:

Date of Grant:

Expiration Date of Option

Type of Option:                               Incentive: _____________

                                              Nonqualified: __________

        1. GRANT OF OPTION. NetAmerica.com Corporation, a Delaware corporation (the "Company"), hereby grants to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of Common Stock ("Common Stock") of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Grant and the Company's 1999 Stock Option Plan, as amended to the date hereof (the "Plan"). If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

        2. EXERCISE PERIOD OF OPTION.

                (a) (ISOs). The Optionee has option rights hereunder to purchase a total of ___________ Shares which shall become exercisable during the time periods as set forth in this Section 2. On and after ______________ [ONE YEAR FROM DATE OF GRANT], this Option may be exercised by the Optionee for the purchase of ________ [FRACTION] of the Shares covered by this Option (_______ Shares), or any portion thereof. On or after the last day of each full month following __________ [ONE YEAR FROM THE DATE OF GRANT] this Option may be exercised by the Optionee for the purchase of an additional ________ [FRACTION] of the Shares covered by this Option (_________ Shares), or any portion thereof. Once a portion of this Option becomes exercisable it shall remain exercisable until the Expiration Date, or until it terminates pursuant to the terms of
Section 4 hereof, whichever is first to occur.

                (b) (NQSOs). The Optionee has option rights hereunder to purchase a total of ___________ Shares which shall become exercisable by the Optionee at any time on or after [nine (9) months] after _____________ . Once a portion of this Option becomes exercisable it shall remain exercisable until the Expiration Date, or until it terminates pursuant to the terms of Section 4 hereof, whichever is first to occur.

                (c) The minimum number of Shares that may be purchased upon any partial exercise of the Option is ________(___) shares.

                (d) This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an Option is exercisable in accordance with the above schedule as of the applicable dates shall be deemed "Vested Options."


       Exhibit A to NetAmerica.com Corporation 1999 Stock Option Agreement
                           Form of Stock Option Grant

        3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company's Common Stock may be listed or quoted at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

        4. TERMINATION OF OPTION. Except as provided below in this Section 4, this Option shall terminate and may not be exercised if Optionee ceases to be employed by, or provide services to, the Company or by any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, by or to any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

                (a) Termination Generally. If Optionee ceases to be employed by the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within ______ (__) days after the Termination Date; provided that this Option may not be exercised in any event after the Expiration Date.

                (b) No Right to Employment. Nothing in the Plan or this Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

        5. MANNER OF EXERCISE.

                (a) Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit 1, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

                (b) Exercise Price. The Stock Option Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check), or, where permitted by law, by any of the following methods approved by the Committee, or any combinations thereof:

                        (i) by cancellation of indebtedness of the Company to the Optionee;

                        (ii) by surrender of shares of Common Stock of the
                             Company already owned by the Optionee, or which were obtained by Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;


       Exhibit A to NetAmerica.com Corporation 1999 Stock Option Agreement
                           Form of Stock Option Grant

                        (iii) by waiver of compensation due or accrued to
                              Optionee for services rendered; or

                        (iv)  by a broker-assisted cashless exercise.

                (c) Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 6(c) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

                (d) Issuance of Shares. Provided that such Stock Option Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

        6. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two years after the Date of Grant, or (b) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed of, the Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

        7. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or any permitted transferee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

        8. [Restrictions on Shares. The Company reserves to itself for so long as the Company's stock is not publicly traded (a) the right of first refusal to purchase all Shares that Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) the right to repurchase within one year of the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company, a portion of or all Shares held by an Optionee at the higher of (i) the Optionee's original purchase price or,
(ii) the Fair Market Value of such Shares.]

        9. FEDERAL TAX CONSEQUENCES. Set forth below is a brief summary as of the date this form of Option Grant was adopted of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                (a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject the Optionee to an alternative minimum tax liability in the year of exercise.


       Exhibit A to NetAmerica.com Corporation 1999 Stock Option Agreement
                           Form of Stock Option Grant

                (b) Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO (a "nonqualified stock option"), there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                (c) Disposition of Shares. In the case of a nonqualified stock option, if Shares are held for at least one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares are held for at least one year after the date of exercise and at least two years after the Date of Grant, any gain on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one-year or two-year periods (a "disqualifying disposition"), gain on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the "Spread"). Any gain in excess of the Spread shall be treated as capital gain.

        10. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Board of Directors of the Company or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board of Directors or Committee shall be final and binding on the Company and on Optionee.

        11. ENTIRE AGREEMENT. The Plan and the Stock Option Exercise Agreement attached hereto as Exhibit 1 are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                                            NETAMERICA.COM CORPORATION, a
                                            Delaware corporation



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------




       Exhibit A to NetAmerica.com Corporation 1999 Stock Option Agreement
                           Form of Stock Option Grant

                                   ACCEPTANCE

        Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

                                            OPTIONEE

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                         EXHIBIT 1 TO STOCK OPTION GRANT

                         STOCK OPTION EXERCISE AGREEMENT

This Agreement is made this _____ day of ________________, 19___ between NetAmerica.com Corporation, a Delaware corporation (the "Company"), and the optionee named below ("Optionee").

Optionee:

Address:

Total Shares Subject to Option:

Exercise Price Per Share:

Date of Grant:

Expiration Date of Option

Type of Option:                             Incentive: __________

                                            Nonqualified: _______

Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Grant, as follows [CHECK AS APPLICABLE AND COMPLETE]:

        [ ] cash (check) in the amount of $___________, receipt of which is acknowledged by the Company;

        [ ]  by cancellation of indebtedness of the Company to the Optionee;

        [ ] by delivery of ____________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $_________ per share (determined in accordance with the Plan);

        [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $______________; or

        [ ]  by a broker-assisted cashless exercise.

The Company and Optionee hereby agree as follows:

        1. PURCHASE OF SHARES. On this date and subject to the terms and conditions of this Agreement, Optionee hereby exercises the Stock Option Grant between the Company and Optionee dated as of the Date of Option Grant set forth above (the "Grant"), with respect to the Number of Shares Purchased set forth above of the Company's Common Stock (the "Shares") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the "Purchase Price") and the Price per Share set forth above (the "Purchase Price Per Share"). The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares. Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.

        2. REPRESENTATIONS OF PURCHASER. Optionee represents and warrants to the Company that:


                         Exhibit 1 to Stock Option Grant
                           Form of Exercise Agreement

                (a) Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

                (b) Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                (c) Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares, (ii) the financial hazards involved, and (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans).

                (d) Optionee is purchasing the Shares for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

                (e) Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares.

        3. COMPLIANCE WITH SECURITIES LAWS. Optionee understands and acknowledges that the Shares have not been registered under the 1933 Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the 1933 Act pursuant to [THE COMPANY WILL CHECK THE APPLICABLE BOX]:

        [ ]  the exemption provided by Rule 701;

        [ ]  the exemption provided by Rule 504;

        [ ]  Section 4(2) of the 1933 Act;

        [ ]  other:_____________________________

        4. FEDERAL RESTRICTIONS ON TRANSFER. Optionee understands that the Shares must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares, and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

                (a) Rule 144. Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales or unregistered securities, is not presently available with respect to the Shares and, in any event, requires that a minimum of one (1) year elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144. Prior to an initial public offering of the Company's stock, "nonaffiliates" (i.e. persons other than officers, directors and major shareholders of the Company) may resell only under Rule 144(k), which requires that a minimum of two (2) years elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144(k). Rule 144(k) is not available to affiliates.


                         Exhibit 1 to Stock Option Grant
                           Form of Exercise Agreement

                (b) Rule 701. If the exemption relied upon for exercise of the Shares is Rule 701, the Shares will become freely transferable, subject to limited conditions regarding the method of sale, by nonaffiliates ninety (90) days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC"), subject to any lengthier market standoff agreement contained in this Agreement or entered into by Optionee. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

        5. STATE LAW RESTRICTIONS ON TRANSFER. Optionee understands that transfer of the Shares may be restricted by applicable state securities laws, and that the certificate(s) representing the Shares may bear a legend or legends to that effect.

        6. MARKET STANDOFF AGREEMENT. Optionee agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify for employee stockholders generally.

        7. LEGENDS. Optionee understands and agrees that the certificate(s) representing the Shares will bear a legend in substantially the following forms, in addition to any other legends required by applicable law:

        "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT'), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL, PREPARED AT ISSUER'S REQUEST AND EXPENSE, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."

        8. STOP-TRANSFER NOTICES. Optionee understands and agrees that, in order or ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        9. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

        10. ENTIRE AGREEMENT. The Plan and Grant are incorporated herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws and matters of corporate law are governed by the Delaware General Corporation Law.


                         Exhibit 1 to Stock Option Grant
                           Form of Exercise Agreement

Submitted By:                               Accepted By:

"OPTIONEE"                                  "COMPANY"

                                            NETAMERICA.COM CORPORATION, a
                                            Delaware corporation



                                            By:
-----------------------------------            ---------------------------------

Name:                                       Name:
     ------------------------------              -------------------------------

Address:                                    Title:
        ---------------------------               ------------------------------

        ---------------------------

        ---------------------------

Dated:  ____________ __, ____               Dated:   ____________ __, _____


                         Exhibit 1 to Stock Option Grant
                           Form of Exercise Agreement

                                     PROXY

                           NETAMERICA.COM CORPORATION
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Douglas Cole and Edward Mooney and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock of NetAmerica.com Corporation, a Delaware corporation, held of record by the undersigned, on November 22, 1999, at the annual meeting of shareholders to be held on Thursday, December 16, 1999 at 10:00 a.m., Pacific time, at the Company's principal executive offices located at Two Embarcadero Center, Suite 200, San Francisco, California 94111, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE, "FOR" THE PROPOSAL TO ADOPT THE 1999 STOCK OPTION PLAN, AND "FOR" RATIFICATION OF THE APPOINTMENT OF CROUCH, BIERWOLF & CHISHOLM AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1999. PLEASE COMPLETE, SIGN, AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

                        (To be Signed on Reverse Side.)

1. Election of Directors. This proxy will be voted for each of the nominees identified in the proxy statement at the annual meeting of shareholders unless authority to vote for one or more of the nominees is expressly withheld.

           [ ] FOR ALL NOMINEES
           [ ] WITHHOLD AUTHORITY to Vote for any individual nominee (To withhold authority for one or more individual nominees, cross out the name of each such person).

            Douglas Cole          Douglas Glen          Donald Sledge

            John Dixon            Edward Mooney

           [ ] ABSTAIN

2. Proposal to adopt the NetAmerica.com Corporation 1999 Stock Option Plan.
           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Proposal to ratify the appointment of Crouch, Bierwolf & Chisholm as independent auditors of the Company for the fiscal year ending December 31, 1999.
           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

 PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                 Signature:
                                                 -------------------------------
                                                 Date:
                                                 -------------------------------
                                                 Signature:
                                                 -------------------------------
                                                 Date:
                                                 -------------------------------

                                                 NOTE: Please sign above exactly
                                                 as the shares are issued. When
                                                 shares are held by joint
                                                 tenants, both should sign. When
                                                 signing as an attorney,
                                                 executor, administrator,
                                                 trustee, or guardian, please
                                                 give full title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 president or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.